EXHIBIT 23.2






CONSENT OF INDEPENDENT AUDITORS



         We consent to the incorporation by reference in this Registration Statement pertaining to our report dated November 23, 1999 with respect to the financial statements of Magical Marketing, Inc. included in its Form SB-2 Amendment 4 filed with the Securities and Exchange Commission.




                                               /s/ Robison, Hill & Co.
                                               Certified Public Accountants


Salt Lake City, Utah
October 19, 2001